MASTER LEASE AGREEMENT No. 105960

2211 Michelson Drive, Suite 1110, Irvine, CA 92612 Voice (949) 720-9511 Facsimile (949) 720-9611

LESSEE          STATE OF INCORPORATION

Smart Sand, Inc. and Smart Sand Oakdale LLC as Co-Lessees (“Lessee”) Delaware Page 1 of 5
STREET       CITY  COUNTY   STATE    ZIP

1725 Hughes Landing Boulevard, Suite 800 The Woodlands Montgomery TX 77380

1. Agreement & Lease: Lessee agrees to lease from Consultants Group Commercial Funding Corporation doing business as Nexseer Capital (“Nexseer”), and, subject to Nexseer’s written acceptance of a Lease (“Acceptance”) and any conditions specified by Nexseer in the Acceptance, Nexseer agrees to lease to Lessee, the personal property described in each Lease Schedule(s) (“Schedule(s)”) executed from time to time in accordance with this Master Lease Agreement, together with all replacement parts, additions, repairs, accessions, attachments and accessories now or hereafter made a part thereof (collectively, the "Equipment"). This Master Lease Agreement is herein defined as the “Agreement”. Each Schedule shall incorporate all of the terms and conditions of this Agreement. Each Schedule shall constitute a complete and separate Lease, independent of all other Schedules. In the event of a conflict between the provisions of this Agreement and the provisions of any Schedule, the provisions of the Schedule shall prevail. The term "Lease" shall mean this Agreement and any Schedule executed in connection therewith. A Lease is legal, valid and in force and binding upon Lessee to the extent of the unilateral obligations of Lessee contained herein when signed by Lessee and shall become legal, valid and binding upon Lessee and Nexseer in all respects upon Acceptance.

2. Uniform Commercial Code: Lessee agrees and acknowledges that the term “Finance Lease” as used in a Lease has the meanings ascribed to it under Article 2A of the Uniform Commercial Code (and has no effect on any tax or accounting treatment of a Lease) and any Lease shall be considered a "finance lease”. By executing a Lease, Lessee agrees that either: (i) Lessee has received a copy of the contract by which Nexseer intends to acquire the Equipment, or (ii) that Nexseer has informed Lessee of the identity of the vendor, seller or other supplier of the Equipment or (iii) Lessee has selected the vendor, seller or other supplier of the Equipment and has directed Nexseer to acquire the Equipment or the right to possession and use of the Equipment from the vendor, seller or other supplier of the Equipment Lessee has selected. Lessee is entitled to the promises and warranties provided by the vendor, seller, or other supplier of the Equipment, and Lessee may contact the vendor, seller or other supplier of the Equipment for a description of those promises and warranties, and any disclaimers, limitations and modifications of remedies. This provision survives expiration or earlier termination of a Lease.

3. No Warranties/Manufacturer's Warranties: Nexseer, not being the manufacturer, vendor, seller, publisher, distributor, licensor or supplier (“Supplier(s)”) of the Equipment, nor Supplier's agent or employer, MAKES NO AND EXPRESSLY DISCLAIMS ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS, QUALITY, DESIGN, CONDITION, CAPACITY, SUITABILITY, MERCHANTABILITY OR PERFORMANCE OF THE EQUIPMENT OR OF THE MATERIAL OR WORKMANSHIP THEREOF, IT BEING AGREED THAT THE EQUIPMENT IS LEASED "AS IS" AND THAT ALL SUCH RISKS, AS BETWEEN NEXSEER AND LESSEE, ARE TO BE BORNE BY LESSEE AT ITS SOLE RISK AND EXPENSE. Lessee accordingly agrees not to assert any claim whatsoever against Nexseer based thereon. Lessee further agrees, regardless of cause, not to assert any claim whatsoever against Nexseer for loss of anticipatory profits or consequential damages. Nexseer shall have no obligation to install, erect, test, adjust or service the Equipment. Lessee shall look to the Supplier for any claims related to the Equipment. Provided that no Event of Default (as defined below) shall have occurred and be continuing, Lessee shall be entitled to the benefit of any applicable Supplier’s warranties and such warranties are hereby assigned by Nexseer to Lessee, to the extent assignable.

4. Supplier Not an Agent: Lessee further understands and agrees that neither the Supplier, nor any sales representative or agent of the Supplier, is an agent or employee of Nexseer. Sales representatives of the Supplier, persons not employed by Nexseer (including, without limitation, brokers) or by any Nexseer personnel who is not a duly authorized signer of a Lease are not authorized to waive or alter any term or condition of a Lease. Only a duly authorized signer of a Lease may waive or alter any term or condition of a Lease. No representation as to the Equipment by the Supplier, by any person not employed by Nexseer or by any Nexseer personnel who is not a duly authorized signer of a Lease shall in any way bind Nexseer or affect Lessee's obligations under a Lease.

5. Performance of Lessee’s Obligations by Nexseer: If Lessee shall fail duly and promptly to perform any of its obligations under a Lease, Nexseer may, at its option, perform the same for the account of Lessee without thereby waiving such default, and any amount paid or expense (including reasonable attorneys' fees), penalty or other liability incurred by Nexseer in such performance, together with interest at the rate of 1 1/2% per month thereon (but in no event greater than the highest rate permitted by applicable law) until paid by Lessee to Nexseer, shall be payable by Lessee upon demand as additional Rent for the Equipment. Lessee shall be responsible for and pay to Nexseer for all other related costs and expenses incurred by Nexseer.

6. Further Assurances and Notices: Lessee’s signing of a Lease constitutes a firm offer (the “Offer”). In consideration of Nexseer’s time and effort in reviewing and acting on the Offer, Lessee agrees that its Offer is irrevocable until thirty business days from the receipt by Nexseer of all credit, financial and business information and documentation requested by Nexseer (the “Acceptance Period”). After expiration of the Acceptance Period, unless the Offer has been accepted by Nexseer, the Offer will expire five business days after Nexseer’s receipt of Lessee’s notice to revoke the Offer. The Acceptance shall be evidenced by Nexseer’s signing of the Lease or other written acceptance of the Offer. An Acceptance is conditioned upon and subject to no adverse change in the financial condition of Lessee or guarantor or the financial markets each as judged solely by Nexseer and such adverse change shall not be applicable to any assigned portion of the Lease (an “Adverse Change”). The Acceptance may be subject to commercially reasonable conditions, if any, as specified in the Acceptance. Lessee agrees that during the Acceptance Period Lessee will not offer or submit the proposed transaction related to the Offer to any other finance source or agency thereof. Nexseer at its sole discretion, for some or all of the Equipment, may elect to document the transaction in one or more Schedules. Nexseer may accept all or part of the Equipment or the value of the Equipment offered by Lessee in a Lease. The Deposit indicated on a Schedule is due and payable to Nexseer at the time Lessee signs a Lease and upon Acceptance by Nexseer, shall be fully earned by Nexseer and shall not, in whole or in part, be either applied to Rents accruing upon such Schedule (unless otherwise specified in such Schedule) or be returned or refunded to Lessee. In the event Lessee does not fulfill its commitment with respect to completion of the terms and conditions of a Lease, including the agreed upon Equipment Cost, then the Deposit will be considered an earned processing fee by Nexseer. Lessee agrees to sign and provide any documents which Nexseer deems necessary in its sole discretion for confirmation, assignment and assurance of performance by Lessee of its obligations under a Lease and for perfection of a Lease, Nexseer’s title to the Equipment and a first priority security interest of Nexseer in the Equipment in

LEB   LEB                     Initials    Initials

NEXSEER CAPITAL             MASTER LEASE AGREEMENT No. 105960
2211 Michelson Drive, Suite 1110, Irvine, CA 92612
Voice (949) 720-9511 Facsimile (949) 720-9611                  Page 2 of 5

the event a Lease or any part thereof is deemed to be a lease creating a security interest to secure Lessee’s obligations under a Lease. Lessee authorizes Nexseer to and agrees that Nexseer may file Uniform Commercial Code (UCC) Financing Statements naming Lessee and describing the Equipment and to take any similar action with respect to the titling and registration of titled Equipment subject to a state certificate of title law. UCC filing and lien search fees, physical inspection fees, reasonable legal fees and all other transaction costs will be Lessee’s sole responsibility. Lessee authorizes Nexseer to insert or update applicable dates, supplier information, Equipment description, cost, and quantity information, invoice numbers and other such information, as well as such information as serial numbers and other such information as necessary to complete all documentation for a Lease. If required by Nexseer, Lessee agrees to ACH payment processing. Prior to Nexseer’s Acceptance and for the duration of a Lease, Lessee agrees to promptly provide Nexseer with all business and credit information and documentation requested by Nexseer including, but not limited to, Lessee’s audited financial statements for the most current annual reporting period and un-audited financial statements for the most current interim reporting periods, in each case to the extent such financial statements are publicly available. After Acceptance and before funding and commencement of a Lease, the occurrence of a material adverse change in the financial condition (as determined by Nexseer) or the occurrence of any Event of Default as defined herein shall, at the option of Nexseer, permit Nexseer to revoke its Acceptance of a Lease. If Acceptance is revoked in whole, or as to any Schedule, then the Deposit indicated in a Lease as to which Acceptance has been revoked, shall be deemed fully earned by Nexseer and such Deposit shall not, in whole or in part, be returned or refunded to Lessee. All notices from Lessee to Nexseer shall be sent certified mail, return receipt requested, or via nationally recognized overnight courier service to Nexseer at its address shown herein or to such other address as directed by Nexseer in writing.

1.Lessee's Representations and Warranties: Lessee represents and warrants that (i) Lessee is duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization, which state is accurately shown on this Agreement, and is qualified to do business where necessary to carry on its business and operations and own its property, (ii) a Lease has been duly authorized, executed and delivered by Lessee and constitutes the valid, legal and binding obligation of Lessee, enforceable in accordance with its terms, (iii) the execution, delivery and performance by Lessee of its obligations under a Lease or with respect to the Equipment will not violate any judgment, order, law or governmental regulation applicable to Lessee or any provision of Lessee's formation documents, by-laws or other organizational documents or result in any breach of or constitute a default under any instrument or agreement to which Lessee is a party or by which Lessee or its assets may be bound, (iv) the Equipment will be used solely in the conduct of Lessee’s business and not for personal, family, household or other consumer purposes, and (v) Lessee or any other person who owns a controlling interest or otherwise controls Lessee in any manner is not listed on the Specially Designated Nationals and Blocked Persons Lists maintained by the Office of Foreign Assets Control (“OFAC”) or other similar lists maintained by the federal government pursuant to any federal law or regulation regarding a person designated under Executive Order No. 13224 or similar lists. All representations and warranties contained herein shall be continuing in nature and in effect at all times prior to Lessee satisfying all of Lessee’s obligations to Nexseer under each Lease.

8. Rent & Lease Duration: The rent and other amounts payable by Lessee to Nexseer under a Lease shall be as set forth in the applicable Schedule (the “Rent”). A Lease commences and Rent is due beginning on the date that Lessee certifies in writing to Nexseer that all of the Equipment has been completely received, installed, tested and accepted as satisfactory by Lessee, and Lessee authorizes Nexseer in writing to disburse payment to the Supplier (“Acceptance Date”). The Initial Period of each Schedule is reflected on each Schedule and begins on the first day of the calendar quarter following the Acceptance Date. A calendar quarter begins on the first day of January, April, July and October. Rent is due to Nexseer, in advance, for each month or portion of a month beginning on the Acceptance Date and continuing for each month that a Lease is in effect. If the Acceptance Date does not fall on the first day of a calendar month, then the first Rent payment shall be calculated by multiplying the number of days beginning on the Acceptance Date through the last day of the month by a daily rental equal to one-thirtieth of the Rent. The term “Index Rate” means the the ICE Swap Rate as published by the ICE Benchmark Administration equally maturing with the Initial Period. Prior to the Acceptance Date of a Lease, Nexseer at its sole discretion and while maintaining the implicit rate herein may adjust the Deposit, the Initial Period, MELRF, Rent, and any not less than FMV percentage as provided in Option (2). Lessee shall pay all Rents hereunder to Nexseer, its successors or assigns, at Nexseer’s address set forth above (or as otherwise directed in writing by Nexseer, its successors or assigns), whether or not Lessee has received any notice that such payment is due. LESSEE’S OBLIGATION TO PAY RENT AND OTHER OBLIGATIONS HEREUNDER SHALL BE ABSOLUTE AND UNCONDITIONAL AND ARE NOT SUBJECT TO ANY ABATEMENT, SET OFF, DEFENSES, CLAIMS, COUNTERCLAIMS, OR RIGHT OF CANCELLATION OR TERMINATION FOR ANY REASON WHATSOEVER, AND LESSEE SHALL NOT DEDUCT ANY AMOUNT OR DAMAGES FROM OR REDUCE ANY RENT OR OTHER ITEMS PAYABLE UNDER A LEASE FOR ANY REASON WITHOUT THE PRIOR WRITTEN CONSENT OF NEXSEER, ITS SUCCESSORS OR ASSIGNS. In the event Nexseer agrees to make payment(s) to Supplier(s) prior to the Acceptance Date, which such payments shall be paid solely and directly to the Supplier (or Lessee as applicable and if agreed to in writing by Nexseer), such payments shall be billed from the respective acceptance date(s) of the Equipment at the Rent. Lessee shall not be entitled to reimbursement from Nexseer for any amount paid by Lessee to the Supplier prior to the Acceptance Date unless agreed to in writing by Nexseer at its sole discretion. Late charges on any past due Rent, taxes, or other charges hereunder shall accrue at the rate of $.015 per dollar (1.5%) per month of the unpaid amount (or if such rate shall exceed the maximum rate allowed by law, then at the highest rate that is permitted to be charged on liquidated amounts after judgment) beginning with the date that such amount was due and continuing until the amount is paid, payable promptly upon demand by Nexseer. Lessee and Nexseer mutually agree that a Lease extends for a period of twelve months at the Rent unless Lessee provides to Nexseer written notice of Lessee’s election not to extend the Lease past the Initial Period at least three months and not greater than twelve months prior to the expiration of the Initial Period.

9. Return of Equipment Option: Unless otherwise provided in writing and made part of a Lease, Lessee may return all but not less than all of the Equipment pursuant to the terms and conditions herein and subject to any Schedule as of the expiration of any extension period as agreed to by Lessee and Nexseer, provided no Event of Default has occurred and remains continuing hereunder and Lessee has provided notice to Nexseer as specified in this Agreement. If Lessee elects to return the Equipment in accordance with this paragraph (“Return of Equipment Option”), Lessee will discontinue the use of the Equipment and immediately, at its own expense, ship the Equipment with all manuals, as originally furnished by Supplier, to a location not more than 500 miles from the then-current location of such Equipment, unless otherwise stated in a Schedule and in accordance with the Equipment

LEB   LEB
                               Initials    Initials

NEXSEER CAPITAL               MASTER LEASE AGREEMENT No. 105960
2211 Michelson Drive, Suite 1110, Irvine, CA 92612
Voice (949) 720-9511 Facsimile (949) 720-9611                  Page 3 of 5

return instructions provided by Nexseer. Lessee agrees that the Equipment, when returned, shall be in the same condition as when delivered to Lessee, reasonable wear and tear excepted, and as further set forth in the Schedule, and shall be eligible for the manufacturer's or vendor's best standard maintenance contract without the need for repair or rehabilitation. Lessee agrees that Lessee will, upon the request of Nexseer, store the Equipment on Lessee's premises, at a safe location acceptable to Nexseer that is in accordance with the manufacturer's recommendations, without charge to Nexseer for a period of up to 90 days following the expiration or earlier termination of a Schedule. During such storage period, Lessee shall not use the Equipment for any purpose. Upon the expiration of the storage period Lessee will return the Equipment to Nexseer in accordance with this Section. Until Lessee has complied with all of the requirements of this Section, Rent payment obligations will continue and be payable on a quarterly basis, in advance, or Nexseer may, in its sole discretion, declare an Event of Default.

10. Additions & Modifications to the Equipment: Unless Nexseer shall otherwise agree in writing, all accessions, upgrades, modifications, alterations or additions (collectively “Additions & Modifications”) to the Equipment at any time during a Lease, become a part of the Equipment and are owned by Nexseer. Lessee shall notify Nexseer of any material Additions & Modifications to the Equipment. All Additions & Modifications to the Equipment must be free and clear of any liens or rights of other parties and will not impair the value or performance of the Equipment.

11. Default: Lessee shall promptly notify Nexseer of the occurrence of any Event of Default. An Event of Default shall occur if: (a) Lessee fails to pay when due any installment of Rent or any other sum owed by Lessee under a Lease and such failure continues for a period of ten (10) days; (b) Lessee fails to perform or observe any covenant, condition or agreement to be performed or observed by it under a Lease and such failure continues uncured for ten (10) days after written notice thereof to Lessee by Nexseer; (c) Lessee ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of it or of all or any substantial part of its assets or properties, or if it or its shareholders shall take any action looking to its dissolution or liquidation, or an Adverse Change has occurred; (d) within sixty (60) days after the commencement of any proceedings against Lessee seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or within sixty (60) days after the appointment without Lessee's consent or acquiescence of any trustee, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated; (e) Lessee removes, sells, transfers, encumbers allows an encumbrance upon, misplaces, parts with possession or subleases the Equipment or any item thereof, or attempts to do any of the aforementioned (without Nexseer’s prior written consent); (f) Lessee defaults in payment or performance of any obligation or indebtedness of any kind or description, whether direct, indirect, absolute or contingent, due or to become due, now existing or hereafter arising with Nexseer (subject to the ten (10) day cure period in subsection (a) of this section) or in the case of any other lender or lessor to Lessee where the aggregate amount of all such indebtedness referred to equals or exceeds $20,000,000.00 at any time outstanding such default is continuing; and (g) Lessee or any guarantor fails to complete on a timely basis when due the exercise of any option provided for in a Lease once elected; (h) any warranty, representation, covenant or statement made or furnished to Nexseer by or on behalf of Lessee in or in connection with a Lease proves to have been false in any material respect when made or furnished; (i) any change by Lessee of its legal name, state of organization or organizational structure without the prior written notice to Nexseer or (j) without the prior written consent of Nexseer (which shall not be unreasonably withheld, conditioned or delayed), Lessee or any guarantor of Lessee obligations under a Lease, or any subsidiary or controlling entity of either, undergoes a sale, buyout, change in control, change in ownership of any type (excluding a change in ownership of a Co-Lessee other than Smart Sand, Inc. as long as such Co-Lessee remains under the control and ownership of Smart Sand, Inc. and as long as Smart Sand, Inc. remains a Co-Lessee hereunder) which as judged solely by Nexseer results in a material deterioration in Lessee’s or the guarantor’s credit worthiness, unless Lessee has given Nexseer written notice of its intent to exercise its Early Purchase Option pursuant to Addendum “A” on the next succeeding Early Purchase Option due date, in which case no Event of Default shall be deemed to exist pursuant to this clause (j) unless and until Lessee has failed to make all payments due in connection with such Early Purchase Option pursuant to the terms and conditions of Addendum “A”.

12. Remedies: Upon the occurrence and during the continuation of an Event of Default, Nexseer shall have all the rights and remedies provided by applicable law, in equity and by a Lease. In addition, Nexseer, at its option, may: (a) by written notice to Lessee cancel a Lease; (b) proceed by appropriate court action or actions or other proceedings either at law or equity to enforce performance by Lessee of any and all covenants of a Lease and to recover damages for the breach thereof; (c) without notice or liability or legal process, enter into any premises of or under the control or jurisdiction of Lessee or any agent of Lessee where the Equipment may be or by Nexseer is believed to be, and repossess all or any item thereof, disconnecting and separating all thereof from any other property and using all force necessary or permitted by applicable law so to do, Lessee hereby expressly waiving all further rights to possession of the Equipment and all claims for injuries suffered through or loss caused by such repossession or demand that Lessee deliver the Equipment forthwith to Nexseer at Lessee's expense at the location of such Equipment set forth on the applicable Schedule; (d) in the event Nexseer repossesses the Equipment, Nexseer may in Nexseer’s sole discretion elect to sell, re-lease or otherwise dispose of all or part of the Equipment or to retain all or part thereof, in such manner and on such terms and conditions as Nexseer may determine in its sole discretion, with or without notice to Lessee, which Lessee hereby waives to the extent permitted by applicable law; (e) declare immediately due and payable any past unpaid Rent, late charges and any other amounts due hereunder that accrued on or before the occurrence of the Event of Default, plus as liquidated damages for loss of the bargain and not as a penalty, an amount equal to the Stipulated Value for the Equipment as of the Rent payment date immediately preceding the date Nexseer declares such Event of Default has occurred , in addition, all attorney and court costs incurred by Nexseer as a result of an Event of Default or relating to the enforcement of its rights under a Lease. Nexseer may in its sole and absolute discretion, re-lease or sell any Equipment at a public or private sale, whether the Equipment is present or not and in such manner and on such terms as Nexseer shall deem reasonable, without any duty to account to Lessee and the proceeds of any such sale or lease shall be applied to reimburse Nexseer for any amounts owed to Nexseer. Lessee shall remain liable for any deficiency (for purposes of this Section, the proceeds of any lease of repossessed Equipment by Nexseer shall be the amount reasonably assigned by Nexseer as the cost of such Equipment in determining the Rent under such lease). The proceeds of sale, lease or other disposition, if any, of the Equipment shall be applied (i) to all Nexseer's costs, charges and expenses incurred in taking, removing, holding, repairing and selling, leasing or otherwise disposing of the Equipment or other damages incurred, including attorney fees; then (ii) to the extent not previously paid by Lessee, to pay Nexseer the Stipulated Value or the fair market value of the Equipment as determined by Nexseer or any accrued and unpaid Rent, late charges, indemnities and any other amounts then remaining unpaid under a Lease; then (iii) to reimburse to Lessee any such sums previously paid by Lessee as liquidated damages.

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                               Initials    Initials

NEXSEER CAPITAL           MASTER LEASE AGREEMENT No. 105960
2211 Michelson Drive, Suite 1110, Irvine, CA 92612
Voice (949) 720-9511 Facsimile (949) 720-9611                 Page 4 of 5

Nexseer shall retain any surplus. In no event shall Lessee upon demand by Nexseer for payment hereunder or otherwise be obligated to pay any amount in excess of that permitted by law. The waiver by Nexseer of any breach of any obligation of Lessee shall not be deemed a waiver of any future breach of the same or any other obligation. No remedy of Nexseer hereunder shall be exclusive of any remedy herein or by law provided, but each shall be cumulative and in addition to every other remedy. Lessee shall remain liable for any deficiency remaining should Nexseer sell or otherwise dispose of the Equipment. If any Lease is a loan or secured transaction, Lessee further agrees that Nexseer shall have all the rights and remedies of a secured party under Article 9 of the UCC.
13. GOVERNING LAW; JURISDICTION, JURY TRIAL WAIVER. Each Lease shall be governed by and construed in accordance with, the laws of the State of California, without giving effect to the principles of conflicts of laws. Each Lease is entered into and is to be performed in the County of Orange in the State of California. Lessee submits and consents to the exclusive jurisdiction of any claims or causes of action arising directly or indirectly from each Lease in any federal or state court located in the State of California. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, LESSEE AND NEXSEER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, A LEASE OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN LESSEE AND NEXSEER, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. Lessee and Nexseer prefer that any dispute between or among them shall be resolved in litigation subject to the above jury trial waiver. If, and only if, a pre-dispute jury trial waiver of the type provided for herein is unenforceable in litigation to resolve any dispute, claim, cause of action or controversy under a Lease (each, a “Claim”), and the parties to such Claim do not waive their rights ot a jury trial in a manner effective under applicable law, then, upon the written request of any party, such Claim, including any and all questions of law or fact relating thereto, shall be determined exclusively by a judicial reference proceeding in any federal or state court located in the State of California (the “Court”). Lessee and Nexseer shall each select a single neutral referee, who shall be a retired state or federal judge. If the parties cannot agree upon a referee within 30 days, the Court shall appoint the referee. The referee shall report a statement of decision to the Court. Notwithstanding the foregoing, nothing in this paragraph shall limit any party’s right at any time to exercise self-help remedies, foreclose against the Equipment or other collateral or obtain provisional remedies (including without limitation, requests for temporary restraining orders, preliminary injunctions, writs of possession, writs of attachment, appointment of a receiver, or any orders that a court may issue to preserve the status quo, to prevent irreparable injury or to allow a party to enforce its liens and security interests). Unless the referee orders otherwise, the party determined by the referee to be the prevailing party in any such proceeding shall be entitled to recover from the other party, as part of the statement of decision reported to the Court, all of the prevailing party’s reasonable costs and expenses related to such proceedings including, without limitation, the prevailing party’s reasonable attorneys’ fees and expenses. The referee also shall determine all issues relating to the applicability, interpretation, and enforceability of this Section. Lessee and Nexseer acknowledge that any Claim determined by reference pursuant to this Section shall not be adjudicated by a jury.

14. Indemnity: Lessee agrees that Nexseer shall not be liable to Lessee for, and Lessee shall indemnify and save Nexseer harmless from and against any and all liability, loss, damage, expense, causes of action, suits, claims or judgments arising from or caused directly or indirectly by any Lease or Equipment, including but not limited to (whether prior to or after acceptance of any item of Equipment): (a) Lessee's failure to promptly perform any of its obligations under the provisions of a Lease; (b) injury to persons or damage to property resulting from or based upon actual or alleged condition, use, operation, delivery or transportation of any or all of the Equipment or its location or condition; (c) breach of any environmental laws or regulations or claim involving or alleging environmental damage; (d) inadequacy of the Equipment, or any part thereof, for any purpose or any deficiency or defect therein or the use or maintenance thereof or any repairs, servicing or adjustments thereto or any delay in providing or failure to provide any part or service thereof or any interruption or loss of service or use thereof or any loss of business; (e) the manufacture, inspection, purchase, acceptance, rejection, lease, sublease, possession, registration, titling, sale, return, removal, repossession, storage or other disposition of the Equipment (f) any accident in connection with any item of Equipment, or (g) any claim involving or alleging environmental damage, product liability or strict or absolute liability in tort, latent and other defects (whether or not discoverable), and from any other risk or matter and Lessee shall, at its own cost and expense, defend any and all suits which may be brought against Nexseer, either alone or in conjunction with others upon any such liability or claim(s) and shall satisfy, pay and discharge any and all judgments and fines that may be recovered against Nexseer in any such action or actions, provided, however, that Nexseer shall give Lessee written notice of any such claim or demand; provided, however, that the foregoing indemnity shall not extend to any liability, loss, damage, expense, causes of action, suits, claims or judgments to the extent resulting from the gross negligence or willful misconduct of Nexseer or its agents. Lessee agrees that its obligations under this Section shall survive the expiration or earlier termination of a Lease.

15. Assignment: Each Lease and all rights and obligations of Nexseer thereunder shall be assignable by Nexseer without Lessee's consent, but Lessee shall not be obligated to any assignee of Nexseer except after written notice of such assignment from Nexseer. Following such assignment (i) solely for the purpose of determining assignee's rights under a Lease, the term "Nexseer" shall be deemed to include or refer to Nexseer's assignee, (ii) such assignee shall have all the rights and benefits of Nexseer under a Lease, but none of Nexseer's obligations (except as expressly agreed in writing), (iii) Lessee shall make all payments as directed by such assignee, and (iv) Lessee shall provide Nexseer with a copy of any notices sent by Lessee to Assignee regarding a Lease; and (v) Lessee agrees that it will not assert against any assignee any claim, defense, counterclaim or offset that Lessee may have against Nexseer, it being understood and agreed that no assignment shall impair any such claims or counterclaims Lessee may have against Nexseer. Without the prior written consent of Nexseer, which shall not be unreasonably withheld, conditioned or delayed, Lessee shall not assign, sell or transfer a Lease or its interests hereunder, in any manner including but not limited to, an assignment due to sale, merger, liquidation, sub-lease, change of ownership or change-in-control, in each case that would constitute an Event of Default hereunder.

16. Miscellaneous: If any provision of a Lease is contrary to, prohibited by or deemed invalid under applicable laws or regulations of any jurisdiction, such provision shall be inapplicable and deemed omitted but shall not invalidate the remaining provisions of a Lease. In the event a Lease or any part thereof is deemed to be a lease creating a security interest, Lessee grants Nexseer a first priority security interest in each item of Equipment as security for all of Lessee's indebtedness and obligations owing under a Lease. All notices to Lessee shall be in writing and shall be delivered by mail, facsimile, or electronic mail. All agreements, representations and warranties contained in a Lease, or in any document or certificate delivered pursuant to or in connection with a Lease, shall expressly survive the expiration or earlier termination of a Lease. Lessee authorizes and agrees that Nexseer may supply missing information or correct obvious errors in a Lease. This Lease (and all documents executed in connection herewith) may be executed and delivered in counterparts all of which shall constitute

LEB   LEB
                               Initials    Initials

NEXSEER CAPITAL             MASTER LEASE AGREEMENT No. 105960
2211 Michelson Drive, Suite 1110, Irvine, CA 92612
Voice (949) 720-9511 Facsimile (949) 720-9611                Page 5 of 5

one and the same agreement. The exchange of signed copies by facsimile or electronic transmission (including pdf files) shall constitute effective execution and delivery and may be used in lieu of manually signed documents. Signatures of the parties transmitted by facsimile or electronic transmission qualify as authentic original signatures for purposes of enforcement thereof (including all matters of evidence and the “best evidence” rule). For purposes of perfection of a security interest in chattel paper under the UCC, only the counterpart of each Lease that bears Nexseer’s manually applied signature shall constitute the sole original counterpart of the original chattel paper for purposes of possession. No security interest in a Lease can be perfected by possession of any other counterpart, each of which shall be deemed a duplicate original or copy for such purposes. Nexseer may not publish or issue, or cause to be made or issued, any announcement, statement, or other form of advertising referring to the business purpose and activities related to a Lease for dissemination to the general public or any third party without the prior written consent of Lessee. Time is of the essence with regard to each provision of a Lease.

Each Schedule (along with this Agreement) shall constitute a separate Lease and the obligation of Lessee to pay Rent and any other sums due under each Schedule and the Agreement shall be absolute and unconditional. A Lease cannot be terminated or canceled for any reason except as expressly provided herein. To the extent permitted by applicable law, Lessee hereby waives the following rights and remedies conferred on Lessee by law: (1) right to unilaterally terminate or cancel the Lease; (2) right to reject the Equipment; (3) right to revoke acceptance of the Equipment; (4) right to recover any general, specific, incidental and consequential damages or recover damages from any Nexseer breach of warranty; (5) right to specific performance, replevin, detinue, sequestration, claim and delivery of the like for the Equipment subject to the Lease. To the extent permitted by applicable law, Lessee also waives any rights which may require Nexseer to sell, lease or otherwise use any Equipment in mitigation of Nexseer’s damages as set forth in Section 12 and to the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon Lessee by Article 2A-507 – 2A-522 of the UCC.

This Agreement and each Schedule executed from time to time in connection therewith contain the entire agreement between the parties with respect to the Equipment and may not be altered, modified, terminated or discharged except by a writing signed by the party against whom such alteration, modification, termination or discharge is sought. A Lease once accepted by Nexseer shall be binding upon and inure to the benefit of Nexseer, Lessee and their permitted successors and assigns. Lessee and Nexseer agree that no oral or other written agreements or promises shall be relied upon or be binding on the parties unless made part of a Lease by written authorization provided by authorized signers of both Lessee and Nexseer. Lessee shall provide Lease documentation original signatures for receipt by Nexseer within three business days of Nexseer’s request.

A Lease is subject to acceptance by Nexseer. By signing below, the signer certifies that signer has read this Agreement, has had an opportunity to discuss its terms with Nexseer, and is authorized to sign on behalf of Lessee.

          LESSEE/OFFEROR           NEXSEER CAPITAL

        Smart Sand, Inc.     ACCEPTANCE:

By:  /s/ Lee E Beckelman    By:  /s/ Roberty C Davis

Name:  Lee E. Beckelman    Name:   Robert C. Davis

Title:  Chief Financial Officer   Title:   Executive Vice President

Date:  12-13-2019    Date:    12-13-2019

   LESSEE/OFFEROR

        Smart Sand Oakdale LLC

By: Smart Sand, Inc.
Its sole Member

By:  /s/ Lee E Beckelman

Name:  Lee E. Beckelman

Title:  Chief Financial Officer

Date:  12-13-2019